CrowdStrike Reports Third Quarter Fiscal Year 2024 Financial Results

•Ending ARR surpasses $3 billion milestone, growing 35% year-over-year to reach $3.15 billion
•Record net new ARR of $223 million driven by accelerating year-over-year growth
•Delivers record profitability
•Achieves record Q3 cash flow from operations and record free cash flow

AUSTIN, Texas, November 28, 2023 -- CrowdStrike Holdings, Inc. (Nasdaq: CRWD), a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data, today announced financial results for the third quarter fiscal year 2024, ended October 31, 2023.

“CrowdStrike’s record third quarter exceeded expectations, delivering new milestones across the business: net new ARR growth accelerated to a record $223 million and ending ARR surpassed $3 billion, making CrowdStrike the fastest and only pure play cybersecurity software vendor in history to achieve this milestone," said George Kurtz, CrowdStrike's president, chief executive officer and co-founder. "Our single platform architecture and unique data advantage unites security and I.T. teams in solving cybersecurity’s mission-critical challenges, driving increased win rates and record pipeline. Customers increasingly trust the AI-native Falcon XDR platform as their cybersecurity consolidator of choice.”

Commenting on the company's financial results, Burt Podbere, CrowdStrike's chief financial officer, added, “Our relentless focus on operational excellence drove record operating margin, net income and free cash flow, while at the same time we continued aggressively investing in our innovation engine to flight the company to achieve its vision of reaching $10 billion in ARR over the next five to seven years.”

Third Quarter Fiscal 2024 Financial Highlights

•Revenue: Total revenue was $786.0 million, a 35% increase, compared to $580.9 million in the third quarter of fiscal 2023. Subscription revenue was $733.5 million, a 34% increase, compared to $547.4 million in the third quarter of fiscal 2023.

•Annual Recurring Revenue (ARR) increased 35% year-over-year and grew to $3.15 billion as of October 31, 2023, of which $223.1 million was net new ARR added in the quarter.

•Subscription Gross Margin: GAAP subscription gross margin was 78%, compared to 75% in the third quarter of fiscal 2023. Non-GAAP subscription gross margin was 80%, compared to 78% in the third quarter of fiscal 2023.

•Income/Loss from Operations: GAAP income from operations was $3.2 million, compared to a loss of $56.4 million in the third quarter of fiscal 2023. Non-GAAP income from operations was $175.7 million, compared to $89.7 million in the third quarter of fiscal 2023.

•Net Income/Loss Attributable to CrowdStrike: GAAP net income attributable to CrowdStrike was $26.7 million, compared to a loss of $55.0 million in the third quarter of fiscal 2023. GAAP net income per share attributable to CrowdStrike, diluted, was $0.11, compared to a loss of $0.24 in the third quarter of fiscal 2023. Non-GAAP net income attributable to CrowdStrike was $199.2 million, compared to $96.1 million in the third quarter of fiscal 2023. Non-GAAP net income attributable to CrowdStrike per share, diluted, was $0.82, compared to $0.40 in the third quarter of fiscal 2023.

•Cash Flow: Net cash generated from operations was $273.5 million, compared to $242.9 million in the third quarter of fiscal 2023. Free cash flow was $239.0 million, compared to $174.1 million in the third quarter of fiscal 2023.

•Cash, Cash Equivalents and Short-term Investments was $3.17 billion as of October 31, 2023.

Recent Highlights

•CrowdStrike’s module adoption rates were 63%, 42% and 26% for five or more, six or more and seven or more modules, respectively, as of October 31, 20231.

•Achieved perfect 100% coverage scores across protection, visibility, and analytic detections in MITRE Engenuity ATT&CK®: Evaluations Enterprise Round 5, an industry-first.

•Became the first cybersecurity independent software vendor (ISV) founded for the cloud to exceed $1 billion of software sales through AWS Marketplace.

•Announced a new release of CrowdStrike Falcon® Go, delivering the cybersecurity protection that small and medium businesses need to stop ransomware attacks and prevent data breaches.

•Launched CrowdStrike Falcon® Go on Amazon Business Marketplace to meet the needs and budgets of its small-to-midsize business (SMB) customers.

•Unveiled a series of new offerings during the seventh annual Fal.Con cybersecurity conference. Announcements included Data Protection, Exposure Management and IT Automation innovations; the ‘Raptor’ release, the next generation of the CrowdStrike Falcon Platform powered by Falcon LogScale; Falcon Foundry, a no-code application development platform and Falcon Complete for Service Providers.

•Acquired Bionic, the pioneer of Application Security Posture Management (ASPM), extending CrowdStrike’s leading Cloud Native Application Protection Platform (CNAPP) with ASPM to deliver comprehensive risk visibility and protection across the entire cloud estate.

•Recognized as a Customers’ Choice and one of the highest rated in the 2023 Gartner Peer Insights™ Voice of the Customer for Endpoint Protection Platform report2.

•Named a leader in The Forrester Wave™: Endpoint Security, Q4 2023 report3.

•Positioned as a leader in the IDC MarketScape: Worldwide Risk-Based Vulnerability Management Platforms 2023 Vendor Assessment4.

•Named a global cloud security leader for the second consecutive time in Frost & Sullivan’s Frost Radar: Cloud-Native Application Protection Platforms, 2023 report5.

•Named a growth leader among cybersecurity companies selling through the channel in a report released by Canalys.

Financial Outlook

CrowdStrike is providing the following guidance for the fourth quarter of fiscal 2024 (ending January 31, 2024) and increasing its guidance for the fiscal year 2024 (ending January 31, 2024).

Guidance for non-GAAP financial measures excludes stock-based compensation expense, amortization expense of acquired intangible assets (including purchased patents), amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, acquisition-related expenses (credits), net, and losses (gains) from deferred compensation assets. The company has not provided the most directly comparable GAAP measures because certain items are out of the company's control or cannot be reasonably predicted. Accordingly, a reconciliation for non-GAAP income from operations, non-GAAP net income attributable to CrowdStrike, and non-GAAP net income per share attributable to CrowdStrike common stockholders is not available without unreasonable effort.

	Q4 FY24 Guidance	Full Year FY24 Guidance
Total revenue	$836.6 - $840.0 million	$3,046.8 - $3,050.2 million
Non-GAAP income from operations	$186.5 - $189.0 million	$633.6 - $636.2 million
Non-GAAP net income attributable to CrowdStrike	$199.6 - $202.1 million	$715.2 - $717.7 million
Non-GAAP net income per share attributable to CrowdStrike common stockholders, diluted	$0.81 - $0.82	$2.95 - $2.96
Weighted average shares used in computing Non-GAAP net income per share attributable to common stockholders, diluted	245 million	243 million

These statements are forward-looking and actual results may differ materially as a result of many factors. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause the company's actual results to differ materially from these forward-looking statements.
Conference Call Information
CrowdStrike will host a conference call for analysts and investors to discuss its earnings results for the third quarter of fiscal 2024 and outlook for its fiscal fourth quarter and fiscal year 2024 today at 2:00 p.m. Pacific time (5:00 p.m. Eastern time). A recorded webcast of the event will also be available for one year on the CrowdStrike Investor Relations website ir.crowdstrike.com.

Date:	November 28, 2023
Time:	2:00 p.m. Pacific time / 5:00 p.m. Eastern time
Pre-registration link for dial-in access:	register.vevent.com/register/BI72be2e1693b44982848e655513ecdae9
Webcast:	ir.crowdstrike.com
Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties, including statements regarding CrowdStrike’s future growth, and future financial and operating performance, including CrowdStrike’s financial outlook for the fourth quarter fiscal 2024, fiscal year 2024, and beyond. There are a significant number of factors that could cause actual results to differ materially from statements made in this press release, including: risks associated with managing CrowdStrike’s rapid growth; CrowdStrike’s ability to identify and effectively implement necessary changes to address execution challenges; CrowdStrike’s limited experience with new product and subscription and support introductions and the risks associated with new products and subscription and support offerings, including the risk of defects, errors, or vulnerabilities; CrowdStrike's ability to respond to an intensely competitive market; length and unpredictability of sales cycles; CrowdStrike’s ability to attract new and retain existing customers; CrowdStrike’s ability to successfully integrate acquisitions; the failure to timely develop and achieve market acceptance of new products and subscriptions as well as existing products and subscriptions and support; CrowdStrike’s ability to collaborate and integrate its products with offerings from other parties to deliver benefits to customers; industry trends; rapidly evolving technological developments in the market for security products and subscription and support offerings; and general market, political, economic, and business conditions, including those related to a deterioration in macroeconomic conditions, inflation, geopolitical uncertainty and conflicts, public health crises and volatility in the banking and financial services sector.

Additional risks and uncertainties that could affect CrowdStrike’s financial results are included in the filings CrowdStrike makes with the Securities and Exchange Commission (“SEC”) from time to time, particularly under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations”, including CrowdStrike’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q and subsequent filings.

You should not rely on these forward-looking statements, as actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of such risks and uncertainties. All forward-looking statements in this press release are based on information available to CrowdStrike as of the date hereof, and CrowdStrike does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information
CrowdStrike believes that the presentation of non-GAAP financial information provides important supplemental information to management and investors regarding financial and business trends relating to CrowdStrike’s financial condition and results of operations. For further information regarding these non-GAAP measures, including the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures, please refer to the financial tables below, as well as the “Explanation of Non-GAAP Financial Measures” section of this press release.

Channels for Disclosure of Information

CrowdStrike intends to announce material information to the public through the CrowdStrike Investor Relations website ir.crowdstrike.com, SEC filings, press releases, public conference calls, and public webcasts. CrowdStrike uses these channels, as well as social media and its blog, to communicate with its investors, customers, and the public about the company, its offerings, and other issues. It is possible that the information CrowdStrike posts on social media and its blog could be deemed to be material information. As such, CrowdStrike encourages investors, the media, and others to follow the channels listed above, including the social media channels listed on CrowdStrike’s investor relations website, and to review the information disclosed through such channels. Any updates to the list of disclosure channels through which CrowdStrike will announce information will be posted on the investor relations page on CrowdStrike’s website.

Definition of Module Adoption Rates

1.Beginning in the fourth quarter of fiscal 2023, module adoption rates are calculated by taking the total number of customers with five or more, six or more, and seven or more modules, respectively, divided by the total number of subscription customers (excluding Falcon Go customers). Falcon Go customers are defined as customers who have subscribed with the Falcon Go bundle, a package designed for organizations with 100 endpoints or less.

Reports Referenced and Disclaimers

2.Gartner, Voice of the Customer for Endpoint Protection Platforms, Peer Contributors, 8 September 2023

3.The Forrester Wave™: Endpoint Security, Q4 2023

4.IDC MarketScape: Worldwide Risk-Based Vulnerability Management Platforms 2023 Vendor Assessment (doc #US50302323, November 2023).

5.Frost & Sullivan Frost Radar: Cloud-Native Application Protection Platforms, 2023.

Gartner and Peer Insights™ are trademarks of Gartner, Inc. and/or its affiliates. All rights reserved.

Gartner Peer Insights content consists of the opinions of individual end users based on their own experiences, and should not be construed as statements of fact, nor do they represent the views of Gartner or its affiliates. Gartner does not endorse any vendor, product or service depicted in this content nor makes any warranties, expressed or implied, with respect to this content, about its accuracy or completeness, including any warranties of merchantability or fitness for a particular purpose.

The Gartner content described herein, (the "Gartner Content") represent(s) research opinion or viewpoints published, as part of a syndicated subscription service, by Gartner, Inc. ("Gartner"), and are not representations of fact. Gartner Content speaks as of its original publication date (and not as of the date of this press release) and the opinions expressed in the Gartner Content are subject to change without notice.

About CrowdStrike Holdings
CrowdStrike Holdings, Inc. is a global cybersecurity leader that provides cloud-delivered protection of endpoints, cloud workloads, identity and data.
Powered by the CrowdStrike Security Cloud and advanced artificial intelligence, the CrowdStrike Falcon® platform delivers better outcomes to customers through rapid and scalable deployment, superior protection and performance, reduced complexity and immediate time-to-value.

CrowdStrike Falcon leverages a single lightweight-agent architecture with integrated cloud modules spanning multiple security markets, including corporate workload security, managed security services, security and vulnerability management, IT operations management, threat intelligence services, identity protection and log management.
For more information, please visit: ir.crowdstrike.com
CrowdStrike, the CrowdStrike logo, and other CrowdStrike marks are trademarks and/or registered trademarks of CrowdStrike, Inc., or its affiliates or licensors. Other words, symbols, and company product names may be trademarks of the respective companies with which they are associated.
Investor Relations Contact
CrowdStrike Holdings, Inc.
Maria Riley, Vice President of Investor Relations
investors@crowdstrike.com
669-721-0742
Press Contact
CrowdStrike Holdings, Inc.
Kevin Benacci, Sr. Director, Corporate Communications
press@crowdstrike.com
216-409-5055
###

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Revenue
Subscription	$733,463	$547,376	$2,074,610	$1,513,397
Professional services	52,551	33,506	135,610	90,472
Total revenue	786,014	580,882	2,210,220	1,603,869
Cost of revenue
Subscription (1)(2)	159,830	134,229	455,236	362,258
Professional services (1)	35,174	23,999	91,915	63,369
Total cost of revenue	195,004	158,228	547,151	425,627

Gross profit	591,010	422,654	1,663,069	1,178,242

Operating expenses
Sales and marketing (1)(2)(4)	286,186	239,672	850,209	657,970
Research and development (1)(2)(3)(4)	196,072	155,256	554,499	416,519
General and administrative (1)(2)(3)(4)(5)	105,589	84,148	290,027	232,365
Total operating expenses	587,847	479,076	1,694,735	1,306,854

Income (loss) from operations	3,163	(56,422)	(31,666)	(128,612)
Interest expense(6)	(6,503)	(6,334)	(19,334)	(18,967)
Interest income	40,086	16,245	107,245	25,479
Other income (expense)(7)(8)	(474)	750	(1,978)	5,835
Income (loss) before provision for income taxes	36,272	(45,761)	54,267	(116,265)
Provision for income taxes(9)	9,603	8,870	18,623	17,088
Net income (loss)	26,669	(54,631)	35,644	(133,353)
Net income attributable to non-controlling interest	4	325	16	2,411
Net income (loss) attributable to CrowdStrike	$26,665	$(54,956)	$35,628	$(135,764)
Net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	$0.11	$(0.24)	$0.15	$(0.58)
Diluted	$0.11	$(0.24)	$0.15	$(0.58)
Weighted-average shares used in computing net income (loss) per share attributable to CrowdStrike common stockholders:
Basic	239,297	233,785	237,890	232,502
Diluted	243,799	233,785	242,196	232,502
____________________________

(1)Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Subscription cost of revenue	$11,477	$8,108	$30,575	$21,957
Professional services cost of revenue	5,645	4,093	16,020	10,596
Sales and marketing	42,544	41,895	129,725	109,172
Research and development	52,388	46,268	143,754	120,347
General and administrative	47,560	39,749	135,173	112,085
Total stock-based compensation expense	$159,614	$140,113	$455,247	$374,157
(2)Includes amortization of acquired intangible assets, including purchased patents, as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Subscription cost of revenue	$3,580	$3,484	$10,741	$10,336
Sales and marketing	506	641	1,483	1,938
Research and development	468	—	468	—
General and administrative	83	22	221	65
Total amortization of acquired intangible assets	$4,637	$4,147	$12,913	$12,339
(3)Includes acquisition-related expenses as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Research and development	$379	$—	$750	$—
General and administrative	3,277	1,886	3,204	2,187
Total acquisition-related expenses	$3,656	$1,886	$3,954	$2,187
(4)Includes mark-to-market adjustments on deferred compensation liabilities as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Sales and marketing	$(68)	$—	$(33)	$—
Research and development	(34)	—	(20)	—
General and administrative	(15)	—	(8)	—
Total mark-to-market adjustments on deferred compensation liabilities	$(117)	$—	$(61)	$—
(5)Includes legal reserve and settlement charges as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
General and administrative	$4,700	$—	$6,797	$—
Total legal reserve and settlement charges	$4,700	$—	$6,797	$—

(6)Includes amortization of debt issuance costs and discount as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Interest expense	$547	$546	$1,640	$1,639
Total amortization of debt issuance costs and discount	$547	$546	$1,640	$1,639
(7)Includes gains and other income from strategic investments as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Other income, net	$7	$652	$31	$4,824
Total gains and other income from strategic investments	$7	$652	$31	$4,824
(8)Includes losses on deferred compensation assets as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Other expense	$(117)	$—	$(61)	$—
Total losses on deferred compensation assets	$(117)	$—	$(61)	$—
(9) Includes provision (benefit) for income taxes related to acquisitions as follows (in thousands):

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
Provision (benefit) for income taxes	$(615)	$4,658	$(615)	$4,658
Total provision (benefit) for income taxes	$(615)	$4,658	$(615)	$4,658

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)

	October 31, 2023	January 31, 2023
Assets
Current assets:
Cash and cash equivalents	$2,968,872	$2,455,369
Short-term investments	197,522	250,000
Accounts receivable, net of allowance for credit losses	561,872	626,181
Deferred contract acquisition costs, current	209,216	186,855
Prepaid expenses and other current assets	141,651	121,862
Total current assets	4,079,133	3,640,267
Strategic investments	59,541	47,270
Property and equipment, net	581,037	492,335
Operating lease right-of-use assets	50,941	39,936
Deferred contract acquisition costs, noncurrent	273,859	260,233
Goodwill	637,678	430,645
Intangible assets, net	109,423	86,889
Other long-term assets	39,444	28,965
Total assets	$5,831,056	$5,026,540
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$56,968	$45,372
Accrued expenses	146,050	137,884
Accrued payroll and benefits	169,768	168,767
Operating lease liabilities, current	14,430	13,046
Deferred revenue	1,942,750	1,727,484
Other current liabilities	20,451	16,519
Total current liabilities	2,350,417	2,109,072
Long-term debt	742,122	741,005
Deferred revenue, noncurrent	600,366	627,629
Operating lease liabilities, noncurrent	38,371	29,567
Other liabilities, noncurrent	38,933	31,833
Total liabilities	3,770,209	3,539,106
Commitments and contingencies
Stockholders’ Equity
Common stock, Class A and Class B	120	118
Additional paid-in capital	3,146,645	2,612,705
Accumulated deficit	(1,112,535)	(1,148,163)
Accumulated other comprehensive loss	(5,280)	(1,019)
Total CrowdStrike Holdings, Inc. stockholders’ equity	2,028,950	1,463,641
Non-controlling interest	31,897	23,793
Total stockholders’ equity	2,060,847	1,487,434
Total liabilities and stockholders’ equity	$5,831,056	$5,026,540

CROWDSTRIKE HOLDINGS, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)
(unaudited)

	Nine Months Ended October 31,
	2023	2022
Operating activities
Net income (loss)	$35,644	$(133,353)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	89,972	53,622
Amortization of intangible assets	12,913	12,338
Amortization of deferred contract acquisition costs	173,158	121,550
Non-cash operating lease costs	9,725	6,818
Stock-based compensation expense	455,247	374,157
Deferred income taxes	(2,355)	2,286
Non-cash interest expense	2,337	2,077
Change in fair value of strategic investments	—	(4,757)
Accretion of short-term investments purchased at a discount	(1,934)	—
Changes in operating assets and liabilities, net of impact of acquisitions
Accounts receivable, net	65,858	(117,240)
Deferred contract acquisition costs	(206,678)	(183,265)
Prepaid expenses and other assets	(21,972)	(14,121)
Accounts payable	2,361	25,007
Accrued expenses and other liabilities	33,597	21,820
Accrued payroll and benefits	1,810	21,635
Operating lease liabilities	(16,147)	(7,037)
Deferred revenue	185,655	486,177
Net cash provided by operating activities	819,191	667,714
Investing activities
Purchases of property and equipment	(123,945)	(179,609)
Capitalized internal-use software and website development costs	(38,605)	(20,739)
Purchases of strategic investments	(12,177)	(18,006)
Business acquisitions, net of cash acquired	(238,749)	(18,464)
Purchases of intangible assets	(526)	(700)
Purchases of investments	(195,581)	—
Proceeds from maturities and sales of short-term investments	250,000	—
Purchases of deferred compensation investments	(1,462)	—
Net cash used in investing activities	(361,045)	(237,518)
Financing activities
Repayment of loan payable	—	(1,591)
Proceeds from issuance of common stock upon exercise of stock options	6,178	6,396
Proceeds from issuance of common stock under the employee stock purchase plan	45,432	34,445
Capital contributions from non-controlling interest holders	8,088	9,053
Net cash provided by financing activities	59,698	48,303

Effect of foreign exchange rates on cash, cash equivalents and restricted cash	(3,411)	(7,074)

Net increase in cash, cash equivalents and restricted cash	514,433	471,425

Cash, cash equivalents and restricted cash, beginning of period	2,456,924	1,996,633
Cash, cash equivalents and restricted cash, end of period	$2,971,357	$2,468,058

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
GAAP subscription revenue	$733,463	$547,376	$2,074,610	$1,513,397
GAAP professional services revenue	52,551	33,506	135,610	90,472
GAAP total revenue	$786,014	$580,882	$2,210,220	$1,603,869

GAAP subscription gross profit	$573,633	$413,147	$1,619,374	$1,151,139
Stock based compensation expense	11,477	8,108	30,575	21,957
Amortization of acquired intangible assets	3,580	3,484	10,741	10,336
Non-GAAP subscription gross profit	$588,690	$424,739	$1,660,690	$1,183,432

GAAP subscription gross margin	78%	75%	78%	76%
Non-GAAP subscription gross margin	80%	78%	80%	78%

GAAP professional services gross profit	$17,377	$9,507	$43,695	$27,103
Stock based compensation expense	5,645	4,093	16,020	10,596
Non-GAAP professional services gross profit	$23,022	$13,600	$59,715	$37,699

GAAP professional services gross margin	33%	28%	32%	30%
Non-GAAP professional services gross margin	44%	41%	44%	42%

Total GAAP gross margin	75%	73%	75%	73%
Total Non-GAAP gross margin	78%	75%	78%	76%

GAAP sales and marketing operating expenses	$286,186	$239,672	$850,209	$657,970
Stock based compensation expense	(42,544)	(41,895)	(129,725)	(109,172)
Amortization of acquired intangible assets	(506)	(641)	(1,483)	(1,938)
Mark-to-market adjustments on deferred compensation liabilities	68	—	33	—
Non-GAAP sales and marketing operating expenses	$243,204	$197,136	$719,034	$546,860

GAAP sales and marketing operating expenses as a percentage of revenue	36%	41%	38%	41%
Non-GAAP sales and marketing operating expenses as a percentage of revenue	31%	34%	33%	34%

GAAP research and development operating expenses	$196,072	$155,256	$554,499	$416,519
Stock based compensation expense	(52,388)	(46,268)	(143,754)	(120,347)
Amortization of acquired intangible assets	(468)	—	(468)	—
Acquisition-related expenses	(379)	—	(750)	—
Mark-to-market adjustments on deferred compensation liabilities	34	—	20	—
Non-GAAP research and development operating expenses	$142,871	$108,988	$409,547	$296,172

GAAP research and development operating expenses as a percentage of revenue	25%	27%	25%	26%
Non-GAAP research and development operating expenses as a percentage of revenue	18%	19%	19%	18%

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
GAAP general and administrative operating expenses	$105,589	$84,148	$290,027	$232,365
Stock based compensation expense	(47,560)	(39,749)	(135,173)	(112,085)
Acquisition-related credits (expenses)	(3,277)	(1,886)	(3,204)	(2,187)
Amortization of acquired intangible assets	(83)	(22)	(221)	(65)
Mark-to-market adjustments on deferred compensation liabilities	15	—	8	—
Legal reserve and settlement charges	(4,700)	—	(6,797)	—
Non-GAAP general and administrative operating expenses	$49,984	$42,491	$144,640	$118,028

GAAP general and administrative operating expenses as a percentage of revenue	13%	14%	13%	14%
Non-GAAP general and administrative operating expenses as a percentage of revenue	6%	7%	7%	7%

GAAP income (loss) from operations	$3,163	$(56,422)	$(31,666)	$(128,612)
Stock based compensation expense	159,614	140,113	455,247	374,157
Amortization of acquired intangible assets	4,637	4,147	12,913	12,339
Acquisition-related expenses (credits), net	3,656	1,886	3,954	2,187
Mark-to-market adjustments on deferred compensation liabilities	(117)	—	(61)	—
Legal reserve and settlement charges	4,700	—	6,797	—
Non-GAAP income from operations	$175,653	$89,724	$447,184	$260,071

GAAP operating margin	—%	(10)%	(1)%	(8)%
Non-GAAP operating margin	22%	15%	20%	16%

GAAP net income (loss) attributable to CrowdStrike	$26,665	$(54,956)	$35,628	$(135,764)
Stock based compensation expense	159,614	140,113	455,247	374,157
Amortization of acquired intangible assets	4,637	4,147	12,913	12,339
Acquisition-related expenses (credits), net	3,656	1,886	3,954	2,187
Amortization of debt issuance costs and discount	547	546	1,640	1,639
Mark-to-market adjustments on deferred compensation liabilities	(117)	—	(61)	—
Legal reserve and settlement charges	4,700	—	6,797	—
Provision (benefit) for income taxes(1)	(615)	4,658	(615)	4,658
Gains and other income from strategic investments attributable to CrowdStrike	(4)	(325)	(16)	(2,411)
Losses on deferred compensation assets	117	—	61	—
Non-GAAP net income attributable to CrowdStrike	$199,200	$96,069	$515,548	$256,805
Weighted-average shares used in computing basic net income (loss) per share attributable to CrowdStrike common stockholders (GAAP)	239,297	233,785	237,890	232,502

GAAP basic net income (loss) per share attributable to CrowdStrike common stockholders	$0.11	$(0.24)	$0.15	$(0.58)

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
GAAP diluted net income (loss) per share attributable to CrowdStrike common stockholders	$0.11	$(0.24)	$0.15	$(0.58)
Stock-based compensation	0.65	0.59	1.88	1.57
Amortization of acquired intangible assets	0.02	0.02	0.05	0.05
Acquisition-related expenses, net	0.01	0.01	0.02	0.01
Amortization of debt issuance costs and discount	—	—	0.01	0.01
Mark-to-market adjustments on deferred compensation liabilities	—	—	—	—
Legal reserve and settlement charges	0.02	—	0.03	—
Provision (benefit) for income taxes (1)	—	0.02	—	0.02
Adjustment to fully diluted earnings per share (2)	0.01	—	(0.01)	—
Gains and other income from strategic investments attributable to CrowdStrike	—	—	—	(0.01)
Losses on deferred compensation assets	—	—	—	—
Non-GAAP diluted net income per share attributable to CrowdStrike common stockholders	$0.82	$0.40	$2.13	$1.07

Weighted-average shares used in diluted net income (loss) per share attributable to CrowdStrike common stockholders calculation:
GAAP	243,799	233,785	242,196	232,502
Non-GAAP	243,799	239,502	242,196	238,957
______________________________________________________
(1) CrowdStrike uses its GAAP provision for income taxes for the purpose of determining its non-GAAP income tax expense. The tax costs for intellectual property integration relating to acquisitions are included in the GAAP provision for income taxes. The income tax benefits related to stock-based compensation, amortization of acquired intangibles assets, including purchased patents, acquisition related expenses, amortization of debt issuance costs and discount, gains and other income from strategic investments attributable to CrowdStrike and legal reserve and settlement charges or benefits included in the GAAP provision for income taxes were not material for all periods presented.
(2) For periods in which we had diluted non-GAAP net income per share attributable to CrowdStrike common stockholders, the sum of the impact of individual reconciling items may not total to diluted Non-GAAP net income per share attributable to CrowdStrike common stockholders because of rounding differences or because the basic share counts used to calculate GAAP net loss per share attributable to CrowdStrike common stockholders differ from the diluted share counts used to calculate non-GAAP net income per share attributable to CrowdStrike common stockholders. The GAAP net loss per share attributable to CrowdStrike common stockholders calculation uses a lower share count as it excludes dilutive shares which are included in calculating the non-GAAP net income per share attributable to CrowdStrike common stockholders.

CROWDSTRIKE HOLDINGS, INC.
GAAP to Non-GAAP Reconciliations (continued)
(in thousands, except percentages)
(unaudited)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2023	2022	2023	2022
GAAP net cash provided by operating activities	$273,518	$242,851	$819,191	$667,714
Purchases of property and equipment	(21,264)	(61,270)	(123,945)	(179,609)
Capitalized internal-use software and website development costs	(12,630)	(7,504)	(38,605)	(20,739)
Purchases of deferred compensation investments	(586)	—	(1,462)	—
Free cash flow	$239,038	$174,077	$655,179	$467,366

GAAP net cash used in investing activities	$(468,836)	$(97,419)	$(361,045)	$(237,518)
GAAP net cash provided by financing activities	$2,051	$4,976	$59,698	$48,303

GAAP net cash provided by operating activities as a percentage of revenue	35%	42%	37%	42%
Purchases of property and equipment as a percentage of revenue	(3)%	(11)%	(6)%	(11)%
Capitalized internal-use software and website development costs as a percentage of revenue	(2)%	(1)%	(2)%	(1)%
Purchases of deferred compensation investments as a percentage of revenue	—%	—%	—%	—%
Free cash flow margin	30%	30%	30%	29%
###

Explanation of Non-GAAP Financial Measures

In addition to determining results in accordance with U.S. generally accepted accounting principles (“GAAP”), CrowdStrike believes the following non-GAAP measures are useful in evaluating its operating performance. CrowdStrike uses the following non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. CrowdStrike believes that non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and facilitates period-to-period comparisons of operations, as these measures eliminate the effects of certain variables unrelated to CrowdStrike’s overall operating performance. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool, and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP.

Other companies, including companies in CrowdStrike’s industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of CrowdStrike’s non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate CrowdStrike’s business.

Non-GAAP Subscription Gross Profit and Non-GAAP Subscription Gross Margin

CrowdStrike defines non-GAAP subscription gross profit and non-GAAP subscription gross margin as GAAP subscription gross profit and GAAP subscription gross margin, respectively, excluding stock-based compensation expense and amortization of acquired intangible assets.

Non-GAAP Income from Operations

CrowdStrike defines non-GAAP income from operations as GAAP loss from operations excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, mark-to-market adjustments on deferred compensation liabilities, and legal reserve and settlement charges or benefits.

Non-GAAP Net Income Attributable to CrowdStrike

The company defines non-GAAP net income attributable to CrowdStrike as GAAP net income (loss) attributable to CrowdStrike excluding stock-based compensation expense, amortization of acquired intangible assets (including purchased patents), acquisition-related expenses (credits), net, amortization of debt issuance costs and discount, mark-to-market adjustments on deferred compensation liabilities, legal reserve and settlement charges or benefits, acquisition-related provision (benefit) for income taxes, losses (gains) and other income from strategic investments, and losses (gains) on deferred compensation assets.

Non-GAAP Net Income per Share Attributable to CrowdStrike Common Stockholders, Diluted

CrowdStrike defines non-GAAP net income per share attributable to CrowdStrike common stockholders, as non-GAAP net income attributable to CrowdStrike divided by the weighted-average shares outstanding, which includes the dilutive effect of potentially dilutive common stock equivalents outstanding during the period.

Free Cash Flow

Free cash flow is a non-GAAP financial measure that CrowdStrike defines as net cash provided by operating activities less purchases of property and equipment, capitalized internal-use software and website development costs, and purchases of deferred compensation investments. CrowdStrike monitors free cash flow as one measure of its overall business performance, which enables CrowdStrike to analyze its future performance without the effects of non-cash items and allow CrowdStrike to better understand the cash needs of its business. While CrowdStrike believes that free cash flow is useful in evaluating its business, free cash flow is a non-GAAP financial measure that has limitations as an analytical tool, and free cash flow should not be considered as an alternative to, or substitute for, net cash provided by operating activities in accordance with GAAP. The utility of free cash flow as a measure of CrowdStrike’s liquidity is further limited as it does not represent the total increase or decrease in CrowdStrike’s cash balance for any given period. In addition, other companies, including companies in CrowdStrike's industry, may calculate free cash flow differently or not at all, which reduces the usefulness of free cash flow as a tool for comparison.
Explanation of Operational Measures

Annual Recurring Revenue

ARR is calculated as the annualized value of CrowdStrike’s customer subscription contracts as of the measurement date, assuming any contract that expires during the next 12 months is renewed on its existing terms. To the extent that CrowdStrike is negotiating a renewal with a customer after the expiration of the subscription, CrowdStrike continues to include that revenue in ARR if CrowdStrike is actively in discussion with such an organization for a new subscription or renewal, or until such organization notifies CrowdStrike that it is not renewing its subscription.

Magic Number

Magic Number is calculated by performing the following calculation for the most recent four quarters and taking the average: annualizing the difference between a quarter’s Subscription Revenue and the prior quarter’s Subscription Revenue, and then dividing the resulting number by the previous quarter’s Non-GAAP Sales & Marketing Expense. Magic Number = Average of previous four quarters: ((Quarter Subscription Revenue – Prior Quarter Subscription Revenue) x 4) / Prior Quarter Non-GAAP Sales & Marketing Expense.

Free Cash Flow Rule of 40

Free cash flow rule of 40 is calculated by taking the current quarter total revenue year over year growth rate percentage and summing it with the current quarter free cash flow margin percentage.